UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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iParty Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*Explanatory Note*

The following information, which was included in Form 8-K dated May 1, 2013, is provided herein as definitive additional material.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 1, 2013
Date of Report (date of earliest event reported)

iPARTY CORP.
(Exact name of registrant as specified in its charter)

Commission file number 001-15611
DELAWARE	76-0547750
(State or Other Jurisdiction of .Incorporation or Organization)	(I.R.S. Employer Identification No.)

270 Bridge Street, Suite 301, Dedham, MA	02026
(Address of Principal Executive Offices)	(Zip Code)

(781) 329-3952
(Registrant's Telephone No., including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 10, 2013, iParty Corp. (“we,” “us,” “iParty” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”), dated April 11, 2013, with respect to the special meeting of iParty stockholders scheduled to be held on May 9, 2013 (the “Special Meeting”). As previously disclosed, on March 1, 2013, iParty entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the iParty, Party City Holdings Inc., a Delaware corporation (“Party City”), and Confetti Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Party City (“Merger Sub”), which provides for the merger of Merger Sub with and into iParty (the “Merger”), with iParty surviving the Merger as a wholly owned subsidiary of Party City.

As previously disclosed in the Definitive Proxy Statement, on March 8, 2013, a putative shareholder class action lawsuit was filed against the Company, members of the Company's Board of Directors, Party City and Merger Sub in the Massachusetts Superior Court (Suffolk County) (Vincent Sean Halstead, individually and on behalf of all other similarly situated vs. iParty Corp. et al, B.L.S. 13-0842) (the "Halstead Complaint"), which compliant was amended on April 9, 2013.

On May 1, 2013, the Company, Party City, Merger Sub, and plaintiff in the Halstead Complaint reached an agreement-in-principle providing for the settlement of the outstanding litigation on the terms and conditions set forth in a memorandum of understanding (the “MOU”). Pursuant to the terms of the MOU, without agreeing that any of the claims in the Halstead Complaint have merit or that any supplemental disclosure was required under any applicable statute, rule, regulation or law, the Company agreed to make certain supplemental and amended disclosures in this Current Report on Form 8-K. The MOU further provides that, among other things, (a) the parties to the MOU will enter into a definitive settlement agreement (the “Agreement”) and will submit the Agreement to the Suffolk County Superior Court (the “Court”) for review and approval; (b) the Agreement will provide for dismissal of the Halstead Complaint with prejudice; (c) the Agreement will include a general release of defendants of claims relating to the transaction; and (d) the proposed settlement is conditioned on final approval by the Court. There can be no assurance that the settlement will be finalized or that the Court will approve the settlement.

The settlement will not affect the timing of the Special Meeting or the amount of merger consideration to be paid to stockholders of iParty in connection with the proposed Merger.

Pursuant to the proposed settlement, we have agreed to make the amended and supplemental disclosures set forth below. Important information concerning the proposed Merger is set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

The Company and the other defendants have vigorously denied, and continue vigorously to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the referenced lawsuits, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with any applicable fiduciary and other legal duties.  The Company and the other defendants are entering into the contemplated settlement solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any adverse effects due to any possible delay to the closing of the Merger that might arise from further litigation. Nothing in this Current Report on Form 8-K, the MOU or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or any of the allegations in the Halstead Complaint.

In the settlement of the referenced lawsuit as set forth in this Current Report on Form 8-K, the Company agreed to make these amended and supplemental disclosures to the Definitive Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following amended and supplemental disclosures:

1. The section of the Definitive Proxy Statement entitled “The Merger – Background of the Merger” is amended and supplemented as follows:

The following disclosure supplements the discussion in the section of the Definitive Proxy Statement captioned “The Merger—Background of the Merger” by revising the second sentence of the third paragraph on page 23 as follows:

At the Company's request, on November 2, 2012 representatives of Raymond James also provided certain information from the Company to Party City, including forecasted 2012 results of operations, which reflected the Company’s actual 2012 Halloween performance. [Revisions in Italic]

The following disclosure supplements the discussion in the section of the Definitive Proxy Statement captioned “The Merger-Background of the Merger” by adding a new sentence after the third sentence and revising the existing fourth sentence of the fourth paragraph on page 26 as follows:

The two other financial buyers, Parties C1 and C2, are both investment funds that were initially contacted by Raymond James on behalf of the Company.  A representative of Raymond James then reported that it had further discussions with Party Z and that Party Z had decided not to submit an offer as Party Z believed that, after its review of the Company’s business and certain financial and business information, an acquisition of the Company did not fit within its corporate strategy. [Revisions in Italic]

The following disclosure supplements the discussion in the section of the Definitive Proxy Statement captioned “The Merger-Background of the Merger” by revising the third and fourth sentences of the fourth paragraph on page 30 as follows:

From and after the date that the definitive Merger Agreement was announced, representatives of Raymond James contacted 40 other parties that it identified as potential acquirers of our Company, including once again Party X, Party Y, Party Z, as well as Party C1 and Party C2. The parties were selected by the Board, in consultation with management and representatives of Raymond James, or, with respect to Party Y and Party Z, had contacted Raymond James following the announcement of the Merger Agreement, and included 9 potential strategic acquirers and 31 potential financial acquirers. [Revisions in Italic]

2. The section of the Definitive Proxy Statement entitled “The Merger–Opinion of Raymond James” is amended and supplemented as follows:

The following disclosure supplements the discussion in the section of the Definitive Proxy Statement captioned “The Merger—Opinion of Raymond James” by revising the lead–in to the third paragraph on page 35 with the following:

Selected Public Companies Analysis. Raymond James analyzed the relative valuation multiples of 9 publicly-traded U.S. specialty hardline retail companies with enterprise values under $1 billion and for which future financial estimates were publicly available, including: [Revisions in Italic]

The following disclosure supplements the discussion in the section of the Definitive Proxy Statement captioned “The Merger—Opinion of Raymond James” by adding the table below to the bottom of page 37 prior to the table at the bottom of that page:

Precedent M&A Transactions

Announcement	Close			Total Enterprise	TTM	TTM	TEV /			TEV /
Date	Date	Target	Buyer	Value ($MM) (¹)	Revenue ($MM)	EBITDA ($MM)	Revenue			EBITDA
2-Nov-2012	27-Nov-2012	Oriental Trading Company, Inc.	Berkshire Hathaway Inc.	$500.0	$500.0	$70.4	1.0	x		7.1	x
24-Oct-2012	2-Nov-2012	Ultra Stores, Inc	Signet Jewelers Limited	$57.0	$140.0	NA	0.4	x		NA
25-Jun-2012	30-Jun-2012	Kelly Paper Company and Spicers Paper Inc.	Central National-Gottesman Inc.	$76.0	$460.5	$10.1	0.2	x		7.5	x
5-Jun-2012	27-Jul-2012	Party City Holdings, Inc.	Thomas H. Lee Partners, L.P.	$2,690.0	$1,872.0	$259.5	1.4	x		10.4	x
14-May-2012	24-Jul-2012	Golfsmith International Holdings Inc.	Golf Town USA Holdings Inc.	$150.5	$396.2	$13.6	0.4	x		11.1	x
9-May-2012	28-Jun-2012	Cost Plus Inc.	Bed Bath & Beyond Inc.	$680.6	$978.7	$53.5	0.7	x		12.7	x
13-Mar-2012	30-Apr-2012	Midas Inc.	TBC Corporation	$275.3	$183.6	$25.6	1.5	x		10.8	x
11-Oct-2011	13-Jan-2012	99 Cent Only Stores	Ares Management LLC; Canada Pension Plan Investment Board	$1,366.3	$1,475.2	$148.5	0.9	x		9.2	x
4-Oct-2011	16-Nov-2011	AC Moore Arts & Crafts Inc.	SBAR'S, Inc.	$53.2	$444.2	NM	0.1	x		NM
1-Sep-2011	31-Oct-2011	Garden Ridge Corporation	AEA Investors LP	$1,191.7	$338.0	NA	3.5	x	s	NA
23-Dec-2010	18-Mar-2011	Jo-Ann Stores, Inc.	Leonard Green & Partners, L.P.	$1,450.1	$2,079.0	$212.3	0.7	x		6.8	x
24-Sep-2009	4-Oct-2009	Tire Warehouse, Inc.	Monro Muffler Brake Inc.	$34.0	$53.0	NA	0.6	x		NA
3-Sep-2008	15-Oct-2008	Hudson Group	Dufry AG	$813.8	$666.0	$85.0	1.2	x		9.6	x
27-Sep-2005	23-Dec-2005	Party City Corporation	Amscan Holdings Inc.	$349.8	$503.9	$27.4	0.7	x		12.8	x

1. Total Enterprise Value equals Equity Market Value plus total Debt, Preferred Stock Liquidation, less Cash and Cash Equivalents.
2. “♦” denotes outliers greater than two positive or negative standard deviations from the median, which were excluded from  the summary statistics below.

The following disclosure supplements the discussion in the section of the Definitive Proxy Statement captioned “The Merger—Opinion of Raymond James” by adding after the first sentence in the second paragraph on page 39 the following:

The discount rates were selected by Raymond James based on the weighted average cost of capital for the public companies used in the Selected Public Companies Analysis described above. Raymond James calculated the Company's cost of equity by adding (i) the risk-free rate based on Capital IQ as of February 28, 2012, (ii) the product of the market risk premium reported by Ibbotson Associates, an international consulting firm (“Ibbotson”), as of 2012, and the Company's levered beta (derived from the median of selected public companies), and (iii) a size premium as reported by Ibbotson as of 2012. Raymond James calculated the Company’s range of weighted average cost of capital of 11.9% to 15.9% by adding (i) the product of the cost of debt (based on Capital IQ as of February 28, 2012), one less the assumed tax rate and the Company’s debt-to-capital ratio and (ii) the product of the cost of equity and the Company’s equity-to-capital ratio.

3. The section of the Definitive Proxy Statement entitled “Company Forecasts” is amended and supplemented as follows:

The following disclosure supplements the discussion in the section of the Definitive Proxy Statement captioned “The Merger—Company Forecasts” by adding an additional line item under the line item “Net Income” on the table on page 42 as follows

	Fiscal Year Ended December 31
($000’s)	2013	E	2014	E	2015	E	2016	E
Unleveraged Free Cash Flow (2)	1,143		938		1,376		1,457

(2) Unleveraged Free Cash Flow is defined as earnings before interest, after taxes, plus depreciation and amortization, less capital expenditures, less investment in working capital.  The unleveraged free cash flow calculation does not include short term adjustments in investment in working capital associated with prepaid rent.

Additional Information and Where You Can Find It

In connection with the proposed transaction, on April 10, 2013, the Company filed the Definitive Proxy Statement and relevant documents.  Investors and security holders of iParty are urged to read all relevant documents filed with the SEC, including the Definitive Proxy Statement, because they contain important information about iParty and the proposed transaction. The Definitive Proxy Statement and any other documents filed by iParty with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed by iParty with the SEC by contacting David Robertson, Chief Financial officer at 781-355-3770. Investors and security holders are urged to read the Definitive Proxy Statement and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.

The Company and its directors and certain executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the transaction. Information regarding the directors and executive officers and their respective interests in the Company by security holdings or otherwise is included in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and information concerning all of iParty’s participants in the solicitation was included in the Definitive Proxy Statement filed on April 10, 2013 with the SEC relating to the proposed transaction. Each of these documents is, or will be, available free of charge at the SEC’s web site at http://www.sec.gov and from the iParty Investor Relations Web Site, at http://www.iParty.com.

Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, and such other risks as identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2012, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statement contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iPARTY CORP.
(Registrant)

May 1, 2013

	By:	/s/ Sal Perisano
Sal Perisano
Chairman of the Board and
Chief Executive Officer